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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - May 31, 1996


                              Bio-Dyne Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Georgia                          0-19562                         58-1865733
- --------------------------------------------------------------------------------
(State or other                 (Commission                    (IRS Employee
jurisdiction of                 File Number)                Identification No.)
incorporation)


5400 Bucknell Drive, SW
Atlanta, GA                                                             30336
- --------------------------------------                                  ------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number,
including area code                                              (404) 346-3100
- ------------------------------                             ---------------------


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Item 1.  CHANGES IN CONTROL OF REGISTRANT

         On May 23, 1996, Registrant entered into a two year, $1,000,000 Revolving Credit Agreement with Continental American Transportation, Inc. (Lender). The Agreement calls for Loans to Registrant up to $1,000,000 in aggregate principal amount at any one time, with interest on the outstanding balance at 12% per annum, payable quarterly. Registrant can prepay any part of the outstanding balance at any time with no prepayment penalty, with the full outstanding balance due on the termination date two years from May 23, 1996. Lender is obligated to provide funds five business days after so requested by Registrant.

         The Agreement provides for an Initial Advance of $300,000, which was made on May 23, 1996, and a Subsequent Advance of $150,000, which was made on May 31, 1996. Concurrent with the Subsequent Advance on May 31, 1996, five members of the Registrant's seven member Board of Directors resigned, namely Edward B. Beam, Jr., Edward B. Beam, Sr.,
         L. Clark Brand, William C. Buck and Harvey Miller. Edward B. Beam, Jr. also resigned as Chairman, President, Chief Executive Officer and Chief Operating Officer, and Harvey Miller also resigned as Executive Vice President, Chief Financial Officer, Chief Accounting Officer, Secretary and Treasurer. David H. York, who remains as a Director, resigned as Assistant Secretary and Assistant Treasurer.

         In accordance with the Registrant's by-laws, the two remaining Board members appointed three new Board members, namely Timothy Holstein to fill the Board seat vacated by Edward B. Beam, Sr. as a Class A director and to serve the remainder of his term until the 1998 Annual Meeting, Erik Bailey to fill the Board seat vacated by William A. Buck as a Class A director and to serve the remainder of his term until the 1998 Annual Meeting, and Brian Henninger to fill the Board seat vacated by Harvey Miller as a Class C Director to serve the remainder of his term until the 1997 Annual Meeting. The remaining two Board seats remain vacant. In addition, the Board appointed Timothy Holstein as Chairman and Chief Executive Officer, Erik Bailey as Chief Financial Officer and Brian Henninger as Secretary and Treasurer of the Registrant. The three new officers hold similar positions as directors and officers of the Lender.

         Neither the Lender nor any of the new directors and officers have any beneficial ownership in the Registrant's capital stock.

         Edward B. Beam, Jr. and Harvey Miller entered into amendments to their Employment Agreements on May 31, 1996, the date of the Subsequent Advance and of their resignations as directors and officers of the Registrant. The amendments provide for the termination date of each agreement to be changed to November 30, 1996, from April 18, 1997, salary of each to be increased to $15,000 per month from $12,500 per month, and


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         provides that each employee must continue full time activities for the
         Registrant until June 30, 1996.  In addition, both Mr. Beam Jr. and
         Mr. Miller entered into Amendments to Non-Qualified Stock Option Agreements on May 31, 1996 under the April 1994 Stock Option Plan of the Registrant, which allows both to exercise their previously granted stock options for 36 months from May 31, 1996. Mr. Beam, Jr. holds a grant for 100,000 stock options and Mr. Miller holds a grant for 250,000 stock options.

         The Revolving Credit Agreement is secured by, among other things, secondary security interests in all the assets of Registrant's five wholly owned subsidiaries. In addition, Registrant assigned to the Lender its interest in an existing UCC filing on the assets of Carolina Fitness Equipment, Inc. (a North Carolina corporation) (CFE), a wholly owned subsidiary of the Registrant, which was granted to the Registrant to secure a $250,000 advance made to CFE as part of its 1994 bankruptcy.

         The Revolving Credit Agreement required that half of the $450,000 Initial and Subsequent Advances be used to pay down the outstanding balance of the debt due to Edward B. Beam, Sr. and Carolyn M. Beam, and Edward B. Beam, Jr. (the Beam notes), leaving a aggregate balance due of $72,293 at May 31, 1996 on the Beam notes after the payments. On May 31, 1996, Registrant entered into amendments to the Beam notes providing that they are due and payable in full on July 1, 1996. Upon payment in full, the Beams will cancel their current security interest in the assets of Home Fitness Studios, Inc. (a Florida corporation), and its two subsidiaries, which are wholly owned subsidiaries of Registrant, leaving the Lender will sole security rights.

Item 7.  EXHIBITS

    (a) $1,000,000 Revolving Credit Agreement between Bio-Dyne Corporation and Continental American Transportation, Inc., dated May 23, 1996.

    (b) Promissory Note between Bio-Dyne Corporation and Continental American Transportation, Inc., dated May 23, 1996.

    (c) Security Agreement between Bio-Dyne North Corporation, Carolina Fitness Equipment, Inc., Home Fitness Studios, Inc., Home Fitness Studio of Florida, Inc., Home Fitness Studios North, Inc. and Continental American Transportation, Inc., dated May 23, 1996.

    (d)  Amendment to Promissory Note between Bio-Dyne Corporation and Edward
         B. Beam, Sr. and Carolyn M. Beam, dated May 31, 1996.

    (e)  Amendment to Promissory Note between Bio-Dyne Corporation and Edward
         B. Beam, Jr., dated May 31, 1996.

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                                      SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Bio-Dyne Corporation
                                                 --------------------
                                                     (Registrant)



Dated:  June 14, 1996                            By: /s/ Erik Bailey
                                                     ----------------
                                                     Erik Bailey
                                                     Chief Financial Officer

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                              -----------------

                                EXHIBIT VOLUME

                                      TO

                                   FORM 8-K

                              -----------------

                             BIO-DYNE CORPORATION
                (Name of small business issuer in its charter)




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                                    INDEX

                                 Exhibit Name


Exhibit
Number

(a) $1,000,000 Revolving Credit Agreement between Bio-Dyne Corporation and Continental American Transportation, Inc., dated May 23, 1996.

(b) Promissory Note between Bio-Dyne Corporation and Continental American Transportation, Inc., dated May 23, 1996.

(c) Security Agreement between Bio-Dyne North Corporation, Carolina Fitness Equipment, Inc., Home Fitness Studios, Inc., Home Fitness Studio of Florida, Inc., Home Fitness Studios North, Inc. and Continental American Transportation, Inc., dated May 23, 1996.

(d) Amendment to Promissory Note between Bio-Dyne Corporation and Edward B. Beam, Sr. and Carolyn M. Beam, dated May 31, 1996.

(e) Amendment to Promissory Note between Bio-Dyne Corporation and Edward B. Beam, Jr., dated May 31, 1996.